AMENDED AND RESTATED
                                   SCHEDULE A
                                       TO
                             SUB-ADVISORY AGREEMENT
                             DATED NOVEMBER 1, 2005
                                     AMONG

                                WT MUTUAL FUND,

                      RODNEY SQUARE MANAGEMENT CORPORATION

                                      AND

                   WILMINGTON TRUST INVESTMENT MANAGEMENT LLC

                                     FUNDS

                       Wilmington Prime Money Market Fund
                    Wilmington Tax-Exempt Money Market Fund
                  Wilmington U.S. Government Money Market Fund
                       Wilmington Broad Market Bond Fund
                         Wilmington Municipal Bond Fund
                 Wilmington Short/ Intermediate-Term Bond Fund
                  Wilmington Multi-Manager International Fund
                    Wilmington Multi-Manager Real Asset Fund
                       Wilmington Large-Cap Strategy Fund
                       Wilmington Small-Cap Strategy Fund
                  Wilmington Aggressive Asset Allocation Fund
                 Wilmington Conservative Asset Allocation Fund

Dated: August 25, 2010

                                             WT MUTUAL FUND

                                             By: /s/ Edward W. Diffin, Jr.
                                             Name: Edward W. Diffin, Jr.
                                             Title: Vice President and Secretary

                                             WILMINGTON TRUST INVESTMENT
                                             MANAGEMENT, LLC

                                             By: /s/ John J. Kelley
                                             Name: John J. Kelley
                                             Title: Vice President

                                             RODNEY SQUARE MANAGEMENT
                                             CORPORATION

                                             By: /s/ John C. McDonnell
                                             Name: John C. McDonnell
                                             Title: Vice President

Dated: August 25, 2010